EXHIBIT 10.7


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of December 17, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and HAZEL REID (the "Executive").

                                 R E C I T A L S

         WHEREAS, the Executive is now and has been an employee of the Company providing services to its marketing subsidiary;

         WHEREAS, the Company's subsidiary, LifeUSA Insurance Company, has formed a subsidiary, LTCAmerica Holding, Inc., a Minnesota corporation ("LTCA"), for the purpose of offering life insurance, annuity products and health insurance; and

         WHEREAS, the Company and the Executive wish to enter into this Agreement to provide for the continued employment of Executive and in connection with making the services of the Executive available to LTCA and its subsidiaries, all on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed by the Company and will provide services to LTCA as the Senior Vice President and Chief Marketing Officer with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company, provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2001; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1999 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective, provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including any services as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $110,000, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"), provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive. So long as the Executive performs services for LTCA or its subsidiaries, the Base Salary and other benefits received by the Executive hereunder shall be reimbursed by LTCA in accordance with the current leasing agreement between LTCA and the Company, unless this Agreement is assigned to LTCA pursuant to paragraph 5 hereof.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected executive officer of the Company or a Subsidiary; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause; Voluntary Termination. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four
(24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. The Executive may voluntarily terminate his employment without Good Reason prior to the expiration of the term of this Agreement by giving the Company at least sixty (60) days prior written notice or such shorter period of time as the Company's Board of Directors may determine. In the event the Executive voluntarily resigns, the Executive's rights to further Base Salary payments and the Annual Bonus (to the extent not yet earned) shall terminate on the effective date of such resignation, and the Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year in which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which

         Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         (e) Without limiting the provisions of this paragraph 5, the Executive acknowledges that the covenants of the Executive in this paragraph 5 extend in every respect to include LTCA and its subsidiaries and are enforceable by LTCA and its subsidiaries.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. LTCA Stock Buyback. In connection with the formation of LTCA and the execution of this Agreement, the Executive is purchasing 400,000 shares of common stock of LTCA (the "Shares"). The Executive agrees that she will not transfer the Shares or any right or interest therein without the prior written consent of LTCA. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), in the event the Executive voluntarily terminates his employment pursuant to paragraph 4(d), or in the event the Executive is terminated for Cause pursuant to Section 4(b) of this Agreement, the Executive acknowledges that LTCA may, but is not obligated to, repurchase the Shares from the Executive at a price of ten cents ($.10) per share plus interest on the original purchase price of the Shares from the date of purchase at the rate of 10% per annum (the "purchase price"). LTCA must give notice of its intention to the Executive within sixty (60) days of the event giving rise to the repurchase option (or within one hundred (120) days after the death of the Executive) and purchase the Shares within thirty (30) days of giving such notice. The right of LTCA to repurchase the Shares pursuant to this paragraph 10 shall terminate on December 30, 2001.

         11. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company and its Subsidiaries' (including without limitation LTCA) successors and assigns of any of them.

         12. Assignability. In the event that it is determined between LTCA and the Company that the Executive should be a direct employee of LTCA, this Agreement shall be amended to reflect that relationship (including without limitation the assumption by LTCA of the Company's obligations under paragraphs 3 and 4 hereof), provided that the obligations of the Executive to the Company under paragraph 5 of the Agreement and the rights of the parties in the event of a dispute with respect to such obligations shall continue to be binding on the parties for so long as such obligations and rights exist between LTCA and the Executive in accordance with this Agreement.

         13. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         14. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         15. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party. Any notices required to be given to LTCA shall be given to its corporate headquarters, attention of the Secretary.

         16. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                        LIFE USA HOLDING, INC.


                                        By: /s/ Robert W. MacDonald
                                            -----------------------------
                                            Robert W. MacDonald, Chairman
                                            and Chief Executive Officer


                                        /s/ Hazel Reid
                                        ---------------------------------
                                        Hazel Reid

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of December 17, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and ROBIN AESHLIMAN (the "Executive").

                                 R E C I T A L S

         WHEREAS, the Executive is now and has been an employee of the Company providing services to its marketing subsidiary;

         WHEREAS, the Company's subsidiary, LifeUSA Insurance Company, has formed a subsidiary, LTCAmerica Holding, Inc., a Minnesota corporation ("LTCA"), for the purpose of offering life insurance, annuity products and health insurance; and

         WHEREAS, the Company and the Executive wish to enter into this Agreement to provide for the continued employment of Executive and in connection with making the services of the Executive available to LTCA and its subsidiaries, all on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed by the Company and will provide services to LTCA as the Senior Vice President and Chief Operating Officer with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company, provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2001; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1999 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective, provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including any services as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $90,000, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"), provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive. So long as the Executive performs services for LTCA or its subsidiaries, the Base Salary and other benefits received by the Executive hereunder shall be reimbursed by LTCA in accordance with the current leasing agreement between LTCA and the Company, unless this Agreement is assigned to LTCA pursuant to paragraph 5 hereof.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected executive officer of the Company or a Subsidiary; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause; Voluntary Termination. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four
(24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. The Executive may voluntarily terminate his employment without Good Reason prior to the expiration of the term of this Agreement by giving the Company at least sixty (60) days prior written notice or such shorter period of time as the Company's Board of Directors may determine. In the event the Executive voluntarily resigns, the Executive's rights to further Base Salary payments and the Annual Bonus (to the extent not yet earned) shall terminate on the effective date of such resignation, and the Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the

         Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year in which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if

         Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         (e) Without limiting the provisions of this paragraph 5, the Executive acknowledges that the covenants of the Executive in this paragraph 5 extend in every respect to include LTCA and its subsidiaries and are enforceable by LTCA and its subsidiaries.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. LTCA Stock Buyback. In connection with the formation of LTCA and the execution of this Agreement, the Executive is purchasing 400,000 shares of common stock of LTCA (the "Shares"). The Executive agrees that she will not transfer the Shares or any right or interest therein without the prior written consent of LTCA. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), in the event the Executive voluntarily terminates his employment pursuant to paragraph 4(d), or in the event the Executive is terminated for Cause pursuant to Section 4(b) of this Agreement, the Executive acknowledges that LTCA may, but is not obligated to, repurchase the Shares from the Executive at a price of ten cents ($.10) per share plus interest on the original purchase price of the Shares from the date of purchase at the rate of 10% per annum (the "purchase price"). LTCA must give notice of its intention to the Executive within sixty (60) days of the event giving rise to the repurchase option (or within one hundred twenty (120) days after the death of the Executive) and purchase the Shares within thirty (30) days of giving such notice. The right of LTCA to repurchase the Shares pursuant to this paragraph 10 shall terminate on December 30, 2001.

         11. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company and its Subsidiaries' (including without limitation LTCA) successors and assigns of any of them.

         12. Assignability. In the event that it is determined between LTCA and the Company that the Executive should be a direct employee of LTCA, this Agreement shall be amended to reflect that relationship (including without limitation the assumption by LTCA of the Company's obligations under paragraphs 3 and 4 hereof), provided that the obligations of the Executive to the Company under paragraph 5 of the Agreement and the rights of the parties in the event of a dispute with respect to such obligations shall continue to be binding on the parties for so long as such obligations and rights exist between LTCA and the Executive in accordance with this Agreement.

         13. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         14. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         15. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party. Any notices required to be given to LTCA shall be given to its corporate headquarters, attention of the Secretary.

         16. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                        LIFE USA HOLDING, INC.


                                        By: /s/ Robert W. MacDonald
                                            -----------------------------
                                            Robert W. MacDonald, Chairman
                                            and Chief Executive Officer


                                        /s/ Robin Aeshliman
                                        ---------------------------------
                                        Robin Aeshliman